UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 7, 2022 ( February 1, 2022)
Date of Report (Date of earliest event reported)
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TYLER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-10485	75-2303920
(State or other jurisdiction of incorporation organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5101 TENNYSON PARKWAY	PLANO	Texas	75024
(Address of principal executive offices)	(City)	(State)	(Zip code)

(972) 713-3700
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of each class	Trading symbol	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	TYL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 1, 2022, the Board of Directors (the “Board”) of Tyler Technologies, Inc. (the “Company”), based on the recommendation of the Nominating and Governance Committee of the Board, adopted and approved, effective February 1, 2022, certain amendments to the Company’s bylaws (the “Bylaws”). The amendments to the Bylaws provide for the following:
•Permit a stockholder, or a group of up to 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials for an annual meeting director nominees constituting up to 20% of the Company’s Board of Directors, provided that the shareholder and the nominee(s) satisfy specified notice, informational and other requirements (the “proxy access bylaw provision”)
•Revise and update the notification and information requirements of the advance notice provisions for director nominations and stockholder proposals to align with and account for the proxy access bylaw provision described above;
•Clarify the procedures for stockholder meetings, including those held solely by means of remote communication;
•Add provisions allowing the Board to operate with reduced procedural requirements and take other necessary actions during an emergency condition as contemplated by Section 110 of the Delaware General Corporation Law; and
•make certain other updates, clarifications and ministerial and conforming changes.
The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits

Exhibit number	Exhibit description
3.1	Bylaws of Tyler Technologies, Inc., as of February 1, 2022
104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.

/s/ Brian K. Miller
February 7, 2022	By:	Brian K. Miller Executive Vice President and Chief Financial Officer (principal financial officer)